UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2014

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On November 10, 2014, the Board of Directors of Success Holding Group International, Inc., a Nevada corporation (the "Company"), authorized the execution of that certain definitive acquisition and stock exchange agreement (the "Acquisition Agreement") with Freedom Energy Holdings Inc. ("Freedom Energy"), pursuant to which the Company acquired from Freedom Energy 550 shares of common stock of Launch TV Network Company, a Virginia corporation ("Launch TV"), representing a 55% equity interest in Launch TV. In further accordance with the terms and provisions of the Acquisition Agreement and in exchange therefor, the Company agreed to issue 500,000 shares of its restricted common stock to Freedom Energy and Freedom Energy agreed to hold the 500,000 shares of common stock for a period of 24-months prior to selling such shares in the marketplace.

Stock Option Agreement

On November 30, 2014, the Company entered into that certain stock option agreement (the "Stock Option Agreement") with New Opportunity Business Solutions, Inc ("New Opportunity"), pursuant to which the Company agreed to grant an option to Brian Kistler through New Opportunity to purchase 500,000 shares of the Company's common stock at a purchase price of $5.00 (the "Option"). The Option was granted by the Company as consideration for Kistler's role in identifying, negotiating and consummation the Acquisition Agreement and the Company's equity interest in Launch TV.

Mr. Kistler is the President and a member of the Board of Directors of the Company and the President of New Opportunity, and the Board of Directors acknowledged the potential conflict of interest with Kistler regarding the Acquisition Agreement and the Stock Option Agreement. Mr. Kistler also acknowledged his potential conflict of interest and although he executed the Consent Resolutions of the Board of Directors, Mr. Kistler abstained from approval of the Acquisition Agreement and Stock Option Agreement, which was been approved by a majority of the directors in that meeting of the Board of Directors held on November 24, 2014.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on November 10, 2014, the Board of Directors approved the issuance of the 500,000 shares of common stock to Freedom Energy in accordance with the terms and provisions of the Acquisition Agreement. The shares of common stock were issued at $2.80 per share. The shares of common stock were issued to Freedom Energy in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Definitive Acquisition and Stock Exchange Agreement dated November 10, 2014 between Success Holding Group International Inc. and Freedom Energy Holdings Inc.

10.2	Stock Option Plan Agreement dated November 30, 2014 between Success Holding Group International Inc. and New Opportunity Business Solutions Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: December 5, 2014	By:	/s/ Brian Kistler
Brian Kistler
President

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